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                                                  EXHIBIT 10.4

                                  AMENDMENT TO
              AGREEMENT CONCERNING LAWN & GROUNDS CARE RETAIL NOTES



Deere & Company ("Sales Company"), its successors and assigns; and John Deere Capital Corporation ("Capital Corporation") its successors and assigns;
agree as follows:


                                   SECTION 1.

Section 2.3 of the AGREEMENT CONCERNING LAWN & GROUNDS CARE RETAIL NOTES dated 11 May 1993, is hereby deleted and replaced by the following.

2.3 PURCHASE PRICE. The purchase price of any Retail Note accepted by the Capital Corporation shall be the face amount of the Retail Note less both the finance charge and any separately stated insurance premiums.


                                   SECTION 2.

The parties mean for this Amendment to be construed broadly to give effect to their intent.


                                   SECTION 3.

This Amendment shall be effective as of 1 November 1994.



Dated as of                    , 1994.
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DEERE & COMPANY          JOHN DEERE CAPITAL CORPORATION



By:                           By:
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Title:                        Title:
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